SEGALL BRYANT & HAMILL TRUST

(the “Trust”)

Segall Bryant & Hamill Select Equity ETF

TICKER: USSE

Supplement dated August 27, 2024 to the

Statement of Additional Information (“SAI”) of the Segall Bryant & Hamill Select Equity ETF,

dated April 29, 2024

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the Prospectus and SAI for the Segall Bryant & Hamill Select Equity ETF, a series of the Trust (the “Fund”).

Effective August 15, 2024, Kathryn Burns was appointed to serve as an Independent Trustee of the Trust. With this change, the Independent Trustees table in the section titled “Management of the Fund” beginning on page 39 of the SAI is revised to include the following:

INDEPENDENT TRUSTEES

Name, Address(1), Age, Position with the Trust, Term of Position with Trust(2), Number of Portfolios in Fund Complex Overseen by Trustees*(3)	Principal Occupation During Past 5 Years	Other Directorships(4)
Kathryn Burns Birth Year 1976 Trustee: Since August 15, 2024

▪ Retired, November 2023 to present;

▪ Vice President and Director of Fund Operations, SS&C ALPS Advisors 2018-2023;

▪ Vice President and Fund Controller, SS&C ALPS Fund Services 2013-2018;

▪ Vice President and Chief Compliance Officer, Old Mutual Capital, Inc. 2010-2012;

▪ Regulatory Reporting Manager, Old Mutual Capital, Inc. 2006-2012.

Interested Trustee, ALPS Variable Investment Trust (7 Funds) March 2020 – September 2023; Interested Trustee, Principal Real Estate Income Fund (1 Fund) January 2022 – September 2023.

*	As of the date of this SAI, the Trustees of the Trust oversee sixteen Segall Bryant & Hamill Funds.

1	Each trustee may be contacted by writing to the trustee, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

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2	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

3	The Fund Complex includes funds with a common interest adviser or sub-advisor which is an affiliated person. As of December 31, 2023, there were twenty-eight funds in the Fund Complex: the sixteen Segall Bryant & Hamill Funds offered to the public; Columbia Variable Portfolio - Partners Small Cap Value Fund, iMGP Small Company Fund, JNL Multi-Manager Small Cap Growth Fund, and NYLI VP Small Cap Growth Portfolio which are also advised by Seagall Bryant & Hamill, LLC; Cabana Target Drawdown 5 ETF, Cabana Target Drawdown 7 ETF, Cabana Target Drawdown 10 ETF, Cabana Target Drawdown 13 ETF, Cabana Target Drawdown 16 ETF, Cabana Target Leading Sector Conservative ETF, Cabana Target Leading Sector Moderate ETF, and Cabana Target Leading Sector Aggressive ETF, advised by The Cabana Group, LLC.

4	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The sub-section titled “Additional Information About the Trustees’ Qualifications and Experience” beginning on page 42 of the SAI is revised to include the following:

Kathryn Burns

Ms. Burns, a Certified Public Accountant, has been an Independent Trustee of the Trust since August 15, 2024. Currently retired, Ms. Burns has over 20 years of financial services experience. During her career, Ms. Burns primarily worked as a Vice President in fund operations at SS&C ALPS Advisors and prior to that at SS&C ALPS Fund Services. Prior to joining SS&C ALPS Fund Services, she served as Vice President and Chief Compliance Officer at Old Mutual Capital, Inc. where she began as a Regulatory Reporting Manager. Ms. Burns began her career in auditing at PricewaterhouseCoopers where she held various positions leading up to Audit Manager. She was selected to serve as a Trustee of the Trust based on her business, investment management and accounting experience.

In addition, the sixth sentence in the third paragraph in the sub-section titled “Standing Board Committees” in the section titled “Management of the Fund” on page 44 of the SAI is replaced with the following:

The Audit Committee comprises Messrs. Smith and Voneiff (Chairperson), and Mses. Burns and Teague.

The table in the sub-section titled “Trustee Ownership of Fund Shares” beginning on page 45 is revised to include the following:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Kathryn Burns	None	None

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Further Information

For further information, please contact the Fund toll-free at 1-800-836-4265. You may also obtain additional copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at https://sbhfunds.com/etf/selectequity/.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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